Segment Reporting	12 Months Ended
Dec. 31, 2013
Segment Reporting [Abstract]
Segment Reporting
15.	Segment Reporting

We monitor and assess our ongoing operations and results by three primary operating segments — the Consumer Lending operating segment, the Business Services operating segment and the FFELP Loans operating segment. These three operating segments meet the quantitative thresholds for reportable segments. Accordingly, the results of operations of our Consumer Lending, Business Services and FFELP Loans segments are presented separately. We have smaller operating segments that consist of business operations that have either been discontinued or are winding down. These operating segments do not meet the quantitative thresholds to be considered reportable segments. As a result, the results of operations for these operating segments (Purchased Paper business and mortgage and other loan business) are combined with gains/losses from the repurchase of debt, the financial results of our corporate liquidity portfolio and all overhead within the Other reportable segment. The management reporting process measures the performance of our operating segments based on our management structure, as well as the methodology we used to evaluate performance and allocate resources. Management, including our chief operating decision makers, evaluates the performance of our operating segments based on their profitability. As discussed further below, we measure the profitability of our operating segments based on “Core Earnings.” Accordingly, information regarding our reportable segments is provided based on a “Core Earnings” basis.

Consumer Lending Segment

In this segment, we originate, acquire, finance and service Private Education Loans. The Private Education Loans we make are primarily to bridge the gap between the cost of higher education and the amount funded through financial aid, federal loans or customers’ resources. We continue to offer loan products to parents and graduate students where we believe we are competitive with similar federal education loan products. In this segment, we earn net interest income on our Private Education Loan portfolio (after provision for loan losses). Operating expenses for this segment include costs incurred to acquire and to service our loans. With the elimination of FFELP in July 2010, these FFELP-related revenue sources will continue to decline.

Managed growth of our Private Education Loan portfolio is central not only to our strategy for growing the Consumer Lending segment but also for the future of Sallie Mae Bank. In 2013, we originated $3.8 billion of Private Education Loans, an increase of 14 percent and 39 percent from the years ended December 31, 2012 and 2011, respectively. As of December 31, 2013, 2012 and 2011, we had $37.5 billion, $36.9 billion, and $36.3 billion of Private Education Loans outstanding, respectively.

Private Education Loans bear the full credit risk of the customer and cosigner. We manage this risk by underwriting and pricing based upon customized credit scoring criteria and the addition of qualified cosigners. For the year ended December 31, 2013, our annual charge-off rate for Private Education Loans (as a percentage of loans in repayment) was 2.8 percent, as compared with 3.4 percent for the prior year.

Since the beginning of 2006, virtually all of our Private Education Loans have been originated and funded by Sallie Mae Bank. At December 31, 2013, Sallie Mae Bank had total assets of $10.7 billion, including $6.7 billion in Private Education Loans and $1.4 billion of FFELP Loans. As of the same date, Sallie Mae Bank had total deposits of $9.2 billion. Sallie Mae Bank currently relies on both retail and brokered deposits to fund its assets and periodically sells originated Private Education Loans to affiliates for inclusion in securitization trusts or collection.

We face competition for Private Education Loans from a group of the nation’s larger banks and local credit unions.

The following table includes asset information for our Consumer Lending segment.

	December 31,
(Dollars in millions)	2013	2012
Private Education Loans, net	$37,512	$36,934
Cash and investments(1)	2,555	2,731
Other	2,934	3,275

Total assets	$43,001	$42,940

(1)	Includes restricted cash and investments.

Business Services Segment

We are currently the largest holder, servicer and collector of loans made under the previously existing FFELP, and the majority of our income has been derived, directly or indirectly, from our portfolio of FFELP Loans and servicing we have provided for FFELP Loans. In 2010, Congress passed legislation ending the origination of education loans under FFELP. The terms and conditions of existing FFELP Loans were not affected by this legislation. Our FFELP Loan portfolio will amortize over approximately 20 years. The fee income we have earned from providing servicing and contingent collections services on such loans will similarly decline over time. We also provide servicing, loan default aversion and defaulted loans collection services on behalf of Guarantors of FFELP Loans and other institutions, including the ED. With the elimination of FFELP in July 2010, these FFELP-related revenue sources will continue to decline.

•

Servicing revenues from the FFELP Loans we own and manage represent intercompany charges to the FFELP Loans segment at rates paid to us by the trusts which own the loans. These fees are legally the first payment priority of the trusts and exceed the actual cost of servicing the loans. Intercompany loan servicing revenues declined to $530 million in 2013 from $670 million in 2012. Intercompany loan servicing revenues will decline as the FFELP portfolio amortizes. Prepayments of FFELP Loans could further accelerate the rate of decline.

•

In 2013, we earned account maintenance fees on FFELP Loans serviced for Guarantors of $38 million, down from $44 million in 2012. These fees will continue to decline as the portfolio amortizes. Prepayments of FFELP Loans could further accelerate the rate of decline.

•

We provide default aversion, post default collections and claims processing to 15 of the 30 Guarantor agencies that serve as an intermediary between the U.S. federal government and FFELP lenders and are responsible for paying the claims made on defaulted loans. In 2013, collection revenue from Guarantor clients totaled $303 million, compared to $264 million the prior year. As FFELP Loans are no longer originated, these revenues will generally decline over time unless we acquire additional work for Guarantor clients. The rate at which these revenues will decrease will also be affected by the Bipartisan Budget Act (the “Budget Act”) enacted on December 26, 2013 and effective on July 1, 2014, which reduces the amount to be paid to Guarantor agencies for defaulted FFELP Loans that are rehabilitated under Section 428F of the Higher Education Act (the “HEA”). The precise effect of the Budget Act will depend on the decisions of our Guarantor agency clients about their continued participation in FFELP default collections, as well as by how the fee reduction is implemented by ED. We earned approximately $283 million in fee income from these activities in 2013.

In 2013, FFELP-related revenues accounted for 77 percent of total Business Services segment revenues, as compared with 82 percent and 82 percent, respectively, for the previous two years. Total Business Services segment revenues were $1.16 billion for the year ended December 31, 2013, down from $1.20 billion for the prior year.

ED Collection and Servicing Contracts

Since 1997, we have provided collection services on defaulted student loans to ED. The current contract runs through April 21, 2015. There are 21 other collection providers, of which we compete with 16 providers for account allocation based on quarterly performance metrics. The remaining five providers are small businesses that are ensured a particular allocation of business. As a consistent top performer, our share of allocated accounts has ranged from six percent to eight percent for this contract period. Currently, we are participating in ED’s procurement process for a new debt collection contract and expect them to announce the recipients by April 30, 2014.

Since the second quarter of 2009, we have been one of four large servicers awarded a servicing contract by ED to service Direct Student Loan Program (“DSLP”) federal loans owned by ED. We serviced approximately 5.7 million accounts under this DSLP servicing contract as of December 31, 2013. The DSLP servicing contract spans five years with one five-year renewal at the option of ED. In November 2013, ED gave notice to Sallie Mae of its intent to exercise its five-year renewal option to extend the DSLP servicing contract. As such, we will continue to compete for DSLP servicing volume from ED with the three other large servicing companies that also have similar contracts. New account allocations for the upcoming contract year are awarded annually based on each company’s performance on five different metrics over the most recently ended contract year: defaulted borrower count, defaulted borrower dollar amount, a survey of borrowers, a survey of schools and a survey of ED personnel. Pursuant to the contract terms related to annual volume allocation of new loans, the maximum any servicer could be awarded is 40 percent of net new borrowers in that contract year. Our share of new loans serviced for ED under the contract increased to 18 percent in 2013 from 15 percent in the prior contract year as a result of our relative standing, as compared to other servicing companies, on the ED Scorecard. We earned $109 million of revenue under the contract for the year ended December 31, 2013.

Other

Upromise generates transaction fees through our Upromise consumer savings network. Since inception through December 31, 2013, members have earned approximately $800 million in rewards by purchasing products at hundreds of online retailers, booking travel, purchasing a home, dining out, buying gas and groceries, using the Upromise World MasterCard, or completing other qualified transactions. We earn a fee for the marketing and administrative services we provide to companies that participate in the Upromise savings network. We also compete with other loyalty shopping services and companies.

Previously, we provided program management services for 529 college-savings plans through our 529 college-savings plan administration business and our Campus Solutions business provided processing capabilities to educational institutions designed to help campus business offices increase their services to students and families. However, in the second quarter of 2013, we sold our Campus Solutions business and recorded an after-tax gain of $38 million. Additionally, in the fourth quarter of 2013, we sold our 529 college-savings plan administration business and recorded an after-tax gain of $65 million. The results of both of these businesses are reported in discontinued operations for all periods presented.

At December 31, 2013 and 2012, the Business Services segment had total assets of $892 million and $867 million, respectively.

FFELP Loans Segment

Our FFELP Loans segment consists of our FFELP Loan portfolio (approximately $104.6 billion as of December 31, 2013) and the underlying debt and capital funding the loans. We are currently the largest holder of FFELP Loans. FFELP Loans are insured or guaranteed by state or not-for-profit agencies and are also protected by contractual rights to recovery from the United States pursuant to guaranty agreements among ED and these agencies. These guarantees generally cover at least 97 percent of a FFELP Loan’s principal and accrued interest for loans disbursed. In the case of death, disability or bankruptcy of the borrower, these guarantees cover 100 percent of the loan’s principal and accrued interest.

As a result of the long-term funding used in the FFELP Loan portfolio and the insurance and guarantees provided on these loans, the net interest margin recorded in the FFELP Loans segment is relatively stable and the capital we choose to retain with respect to the segment is modest.

In 2013, we sold Residual Interests in FFELP Loan securitization trusts to third parties. We continue to service the student loans in the trusts under existing agreements. As a result of the sale of the Residual Interests in FFELP securitizations, we removed securitization trust assets of $12.5 billion and the related liabilities of $12.1 billion from our balance sheet and recorded a $312 million gain as part of “gains on sales of loans and investments” for the year ended December 31, 2013.

Our FFELP Loan portfolio will amortize over approximately 20 years. Our goal is to maximize the cash flow generated by the portfolio. We will seek to acquire other third-party FFELP Loan portfolios to add net interest income and servicing revenue.

HEA continues to regulate every aspect of the FFELP, including ongoing communications with borrowers and default aversion requirements. Failure to service a FFELP Loan properly could jeopardize the insurance and guarantees and federal support on these loans. The insurance and guarantees on our existing loans were not affected by the July 2010 termination of the FFELP program.

The following table includes asset information for our FFELP Loans segment.

	December 31,
(Dollars in millions)	2013	2012
FFELP Loans, net	$104,588	$125,612
Cash and investments(1)	4,473	5,766
Other	3,587	4,286

Total assets	$112,648	$135,664

(1)	Includes restricted cash and investments.

Other Segment

The Other segment consists primarily of the financial results related to activities of our holding company, including the repurchase of debt, the corporate liquidity portfolio and all overhead. We also include results from certain, smaller wind-down and discontinued operations within this segment. Overhead expenses include costs related to executive management, the Board of Directors, accounting, finance, legal, human resources, stock-based compensation expense and certain information technology costs related to infrastructure and operations.

At December 31, 2013 and 2012, the Other segment had total assets of $3.0 billion and $1.8 billion, respectively.

Measure of Profitability

The tables below include the condensed operating results for each of our reportable segments. Management, including the chief operating decision makers, evaluates the Company on certain performance measures that we refer to as “Core Earnings” performance measures for each operating segment. We use “Core Earnings” to manage each business segment because “Core Earnings” reflect adjustments to GAAP financial results for two items, discussed below, that create significant volatility mostly due to timing factors generally beyond the control of management. Accordingly, we believe that “Core Earnings” provide management with a useful basis from which to better evaluate results from ongoing operations against the business plan or against results from prior periods. Consequently, we disclose this information as we believe it provides investors with additional information regarding the operational and performance indicators that are most closely assessed by management. The two items adjusted for in our “Core Earnings” presentations are (1) our use of derivative instruments to hedge our economic risks that do not qualify for hedge accounting treatment or do qualify for hedge accounting treatment but result in ineffectiveness and (2) the accounting for goodwill and acquired intangible assets. The tables presented below reflect “Core Earnings” operating measures reviewed and utilized by management to manage the business. Reconciliation of the “Core Earnings” segment totals to our consolidated operating results in accordance with GAAP is also included in the tables below.

Our “Core Earnings” performance measures are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. Unlike financial accounting, there is no comprehensive, authoritative guidance for management reporting. The management reporting process measures the performance of the operating segments based on the management structure of the Company and is not necessarily comparable with similar information for any other financial institution. Our operating segments are defined by the products and services they offer or the types of customers they serve, and they reflect the manner in which financial information is currently evaluated by management. Intersegment revenues and expenses are netted within the appropriate financial statement line items consistent with the income statement presentation provided to management. Changes in management structure or allocation methodologies and procedures may result in changes in reported segment financial information.

Segment Results and Reconciliations to GAAP

	Year Ended December 31, 2013
(Dollars in millions)	Consumer Lending	Business Services	FFELP Loans	Other	Eliminations(1)	Total “Core Earnings”	Adjustments				Total GAAP
							Reclassi- fications	Additions/ (Subtractions)		Total Adjustments(2)
Interest income:
Student loans	$2,527	$—	$2,313	$—	$—	$4,840	$816	$(307)		$509	$5,349
Other loans	—	—	—	11	—	11	—	—		—	11
Cash and investments	7	5	6	4	(5)	17	—	—		—	17

Total interest income	2,534	5	2,319	15	(5)	4,868	816	(307)		509	5,377
Total interest expense	825	—	1,285	51	(5)	2,156	55	(1	)(4)	54	2,210

Net interest income (loss)	1,709	5	1,034	(36)	—	2,712	761	(306)		455	3,167
Less: provisions for loan losses	787	—	52	—	—	839	—	—		—	839

Net interest income (loss) after provisions for loan losses	922	5	982	(36)	—	1,873	761	(306)		455	2,328
Other income (loss):
Gains (losses) on sales of loans and investments	—	—	312	(10)	—	302	—	—		—	302
Servicing revenue	34	710	76	—	(530)	290	—	—		—	290
Contingency revenue	—	420	—	—	—	420	—	—		—	420
Gains on debt repurchases	—	—	—	48	—	48	(6)	—		(6)	42
Other income (loss)	—	34	—	4	—	38	(755)	549	(5)	(206)	(168)

Total other income (loss)	34	1,164	388	42	(530)	1,098	(761)	549		(212)	886
Expenses:
Direct operating expenses	299	400	557	80	(530)	806	—	—		—	806
Overhead expenses	(1)	—	—	237	—	236	—	—		—	236

Operating expenses	298	400	557	317	(530)	1,042	—	—		—	1,042
Goodwill and acquired intangible asset impairment and amortization expense	—	—	—	—	—	—	—	13		13	13
Restructuring and other reorganization expenses	6	2	—	64	—	72	—	—		—	72

Total expenses	304	402	557	381	(530)	1,114	—	13		13	1,127

Income (loss) from continuing operations, before income tax expense (benefit)	652	767	813	(375)	—	1,857	—	230		230	2,087
Income tax expense (benefit)(3)	239	281	298	(138)	—	680	—	96		96	776

Net income (loss) from continuing operations	413	486	515	(237)	—	1,177	—	134		134	1,311
Income (loss) from discontinued operations, net of tax expense (benefit)	(1)	112	—	1	—	112	—	(6)		(6)	106

Net income (loss)	412	598	515	(236)	—	1,289	—	128		128	1,417
Less: net loss attributable to noncontrolling interest	—	(1)	—	—	—	(1)	—	—		—	(1)

Net income (loss) attributable to SLM Corporation	$412	$599	$515	$(236)	$—	$1,290	$—	$128		$128	$1,418

(1)

The eliminations in servicing revenue and direct operating expense represent the elimination of intercompany servicing revenue where the Business Services segment performs the loan servicing function for the FFELP Loans segment.

(2)	“Core Earnings” adjustments to GAAP:

	Year Ended December 31, 2013
(Dollars in millions)	Net Impact of Derivative Accounting	Net Impact of Goodwill and Acquired Intangibles	Total
Net interest income after provisions for loan losses	$455	$—	$455
Total other loss	(212)	—	(212)
Goodwill and acquired intangible asset impairment and amortization expense	—	13	13

Total “Core Earnings” adjustments to GAAP	$243	$(13)	230

Income tax expense			96
Loss from discontinued operations, net of tax benefit			(6)

Net income			$128

(3)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

(4)	Represents a portion of the $63 million of “other derivative accounting adjustments.”

(5)	Represents the $487 million of “unrealized gains on derivative and hedging activities, net” as well as the remaining portion of the $63 million of “other derivative accounting adjustments.”

	Year Ended December 31, 2012
(Dollars in millions)	Consumer Lending	Business Services	FFELP Loans	Other	Elimina- tions(1)	Total “Core Earnings”	Adjustments			Total GAAP
							Reclassi- fications	Additions/ (Subtractions)	Total Adjustments(2)
Interest income:
Student loans	$2,481	$—	$2,744	$—	$—	$5,225	$858	$(351)	$507	$5,732
Other loans	—	—	—	16	—	16	—	—	—	16
Cash and investments	7	7	11	2	(6)	21	—	—	—	21

Total interest income	2,488	7	2,755	18	(6)	5,262	858	(351)	507	5,769
Total interest expense	822	—	1,591	37	(6)	2,444	115	2 (4)	117	2,561

Net interest income (loss)	1,666	7	1,164	(19)	—	2,818	743	(353)	390	3,208
Less: provisions for loan losses	1,008	—	72	—	—	1,080	—	—	—	1,080

Net interest income (loss) after provisions for loan losses	658	7	1,092	(19)	—	1,738	743	(353)	390	2,128
Other income (loss):
Gain (losses) on sales of loans and investments	—	—	—	—	—	—	—	—	—	—
Servicing revenue	46	813	90	—	(670)	279	—	—	—	279
Contingency revenue	—	356	—	—	—	356	—	—	—	356
Gains on debt repurchases	—	—	—	145	—	145	—	—	—	145
Other income (loss)	—	33	—	15	—	48	(743)	159 (5)	(584)	(536)

Total other income (loss)	46	1,202	90	160	(670)	828	(743)	159	(584)	244
Expenses:
Direct operating expenses	265	364	702	12	(670)	673	—	—	—	673
Overhead expenses	—	—	—	224	—	224	—	—	—	224

Operating expenses	265	364	702	236	(670)	897	—	—	—	897
Goodwill and acquired intangible asset impairment and amortization expense	—	—	—	—	—	—	—	27	27	27
Restructuring expenses	3	3	—	5	—	11	—	—	—	11

Total expenses	268	367	702	241	(670)	908	—	27	27	935

Income (loss) from continuing operations, before income tax expense (benefit)	436	842	480	(100)	—	1,658	—	(221)	(221)	1,437
Income tax expense (benefit)(3)	157	303	173	(36)	—	597	—	(99)	(99)	498

Net income (loss) from continuing operations	279	539	307	(64)	—	1,061	—	(122)	(122)	939
Income (loss) from discontinued operations, net of tax expense (benefit)	(2)	—	—	1	—	(1)	—	(1)	(1)	(2)

Net income (loss)	277	539	307	(63)	—	1,060	—	(123)	(123)	937
Less: net loss attributable to noncontrolling interest	—	(2)	—	—	—	(2)	—	—	—	(2)

Net income (loss) attributable to SLM Corporation	$277	$541	$307	$(63)	$—	$1,062	$—	$(123)	$(123)	$939

(1)

The eliminations in servicing revenue and direct operating expense represent the elimination of intercompany servicing revenue where the Business Services segment performs the loan servicing function for the FFELP Loans segment.

(2)	“Core Earnings” adjustments to GAAP:

	Year Ended December 31, 2012
(Dollars in millions)	Net Impact of Derivative Accounting	Net Impact of Goodwill and Acquired Intangibles	Total
Net interest income after provisions for loan losses	$390	$—	$390
Total other loss	(584)	—	(584)
Goodwill and acquired intangible asset impairment and amortization expense	—	27	27

Total “Core Earnings” adjustments to GAAP	$(194)	$(27)	(221)

Income tax benefit			(99)
Loss from discontinued operations, net of tax benefit			(1)

Net loss			$(123)

(3)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

(4)	Represents a portion of the $42 million of “other derivative accounting adjustments.”

(5)	Represents the $115 million of “unrealized gains on derivative and hedging activities, net” as well as the remaining portion of the $42 million of “other derivative accounting adjustments.”

	Year Ended December 31, 2011
(Dollars in millions)	Consumer Lending	Business Services	FFELP Loans	Other	Elimina- tions(1)	Total “Core Earnings”	Adjustments				Total GAAP
							Reclassi- fications	Additions/ (Subtractions)		Total Adjustments(2)
Interest income:
Student loans	$2,429	$—	$2,914	$—	$—	$5,343	$902	$(355)		$547	$5,890
Other loans	—	—	—	21	—	21	—	—		—	21
Cash and investments	9	8	5	5	(8)	19	—	—		—	19

Total interest income	2,438	8	2,919	26	(8)	5,383	902	(355)		547	5,930
Total interest expense	801	—	1,472	54	(8)	2,319	71	11	(4)	82	2,401

Net interest income (loss)	1,637	8	1,447	(28)	—	3,064	831	(366)		465	3,529
Less: provisions for loan losses	1,179	—	86	30	—	1,295	—	—		—	1,295

Net interest income (loss) after provisions for loan losses	458	8	1,361	(58)	—	1,769	831	(366)		465	2,234
Other income (loss):
Gain (losses) on sales of loans and investments	(9)	—	—	(26)	—	(35)	—	—		—	(35)
Servicing revenue	64	872	86	—	(739)	283	—	—		—	283
Contingency revenue	—	333	—	—	—	333	—	—		—	333
Gains on debt repurchases	—	—	—	64	—	64	(26)	—		(26)	38
Other income (loss)	—	69	—	20	—	89	(805)	(174	)(5)	(979)	(890)

Total other income (loss)	55	1,274	86	58	(739)	734	(831)	(174)		(1,005)	(271)
Expenses:
Direct operating expenses	291	393	772	19	(739)	736	—	—		—	736
Overhead expenses	—	—	—	269	—	269	—	—		—	269

Operating expenses	291	393	772	288	(739)	1,005	—	—		—	1,005
Goodwill and acquired intangible asset impairment and amortization expense	—	—	—	—	—	—	—	21		21	21
Restructuring expenses	3	5	1	3	—	12	—	—		—	12

Total expenses	294	398	773	291	(739)	1,017	—	21		21	1,038

Income (loss) from continuing operations, before income tax expense (benefit)	219	884	674	(291)	—	1,486	—	(561)		(561)	925
Income tax expense (benefit)(3)	81	325	248	(107)	—	547	—	(219)		(219)	328

Net income (loss) from continuing operations	138	559	426	(184)	—	939	—	(342)		(342)	597
Income (loss) from discontinued operations, net of tax expense (benefit)	(2)	5	—	34	—	37	—	(2)		(2)	35

Net income (loss)	136	564	426	(150)	—	976	—	(344)		(344)	632
Less: net loss attributable to noncontrolling interest	—	(1)	—	—	—	(1)	—	—		—	(1)

Net income (loss) attributable to SLM Corporation	$136	$565	$426	$(150)	$—	$977	$—	$(344)		$(344)	$633

(1)

The eliminations in servicing revenue and direct operating expense represent the elimination of intercompany servicing revenue where the Business Services segment performs the loan servicing function for the FFELP Loans segment.

(2)	“Core Earnings” adjustments to GAAP:

	Year Ended December 31, 2011
(Dollars in millions)	Net Impact of Derivative Accounting	Net Impact of Goodwill and Acquired Intangibles	Total
Net interest income after provisions for loan losses	$465	$—	$465
Total other loss	(1,005)	—	(1,005)
Goodwill and acquired intangible asset impairment and amortization expense	—	21	21

Total “Core Earnings” adjustments to GAAP	$(540)	$(21)	(561)

Income tax benefit			(219)
Loss from discontinued operations, net of tax benefit			(2)

Net loss			$(344)

(3)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

(4)	Represents a portion of the $(32) million of “other derivative accounting adjustments.”

(5)	Represents the $(153) million of “unrealized gains on derivative and hedging activities, net” as well as the remaining portion of the $(32) million of “other derivative accounting adjustments.”

Summary of “Core Earnings” Adjustments to GAAP

The two adjustments required to reconcile from our “Core Earnings” results to our GAAP results of operations relate to differing treatments for: (1) our use of derivative instruments to hedge our economic risks that do not qualify for hedge accounting treatment or do qualify for hedge accounting treatment but result in ineffectiveness and (2) the accounting for goodwill and acquired intangible assets. The following table reflects aggregate adjustments associated with these areas.

	Years Ended December 31,
(Dollars in millions)	2013	2012	2011
“Core Earnings” adjustments to GAAP:
Net impact of derivative accounting(1)	$243	$(194)	$(540)
Net impact of goodwill and acquired intangible assets(2)	(13)	(27)	(21)
Net tax effect(3)	(96)	99	219
Net effect from discontinued operations	(6)	(1)	(2)

Total “Core Earnings” adjustments to GAAP	$128	$(123)	$(344)

(1)     Derivative accounting: “Core Earnings” exclude periodic unrealized gains and losses that are caused by the mark-to-market valuations on derivatives that do not qualify for hedge accounting treatment under GAAP as well as the periodic unrealized gains and losses that are a result of ineffectiveness recognized related to effective hedges under GAAP. These unrealized gains and losses occur in our Consumer Lending, FFELP Loans and Other business segments. Under GAAP, for our derivatives that are held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0 except for Floor Income Contracts where the cumulative unrealized gain will equal the amount for which we sold the contract. In our “Core Earnings” presentation, we recognize the economic effect of these hedges, which generally results in any net settlement cash paid or received being recognized ratably as an interest expense or revenue over the hedged item’s life.

(2) Goodwill and acquired intangible assets: Our “Core Earnings” exclude goodwill and intangible asset impairment and amortization of acquired intangible assets.
(3) Net Tax Effect: Such tax effect is based upon our “Core Earnings” effective tax rate for the year.